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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 279-5700

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 Results of Operations and Financial Condition.

            On November 4, 2010, Assured Guaranty Ltd. ("AGL") issued a press release reporting its third quarter 2010 results and the availability of its September 30, 2010 financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

            On November 4, 2010, AGL also made available on the Investor Information section of its website its Equity Investor Presentation for the third quarter of 2010 and its Fixed Income Investor Presentation for the third quarter of 2010. Both presentations can be obtained from AGL's website at http://www.assuredguaranty.com/Content/ContentDisplay.aspx?ContentID=2668.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press release dated November 4, 2010 reporting third quarter 2010 results.
99.2	September 30, 2010 Financial Supplement of Assured Guaranty Ltd.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURED GUARANTY LTD.
By:	/S/ Robert B. Mills Robert B. Mills Chief Financial Officer

DATE:    November 4, 2010

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  Item 2.02 Results of Operations and Financial Condition.
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES